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                                                                   EXHIBIT 10.11

                                 AMENDMENT NO. 2

                          dated as of February 1, 2003

                                      among

                     AMERICREDIT MTN RECEIVABLES TRUST III,

                                   as Debtor,

                      AMERICREDIT FINANCIAL SERVICES, INC.,

                          Individually and as Servicer,

                           MBIA INSURANCE CORPORATION,

                                   as Insurer

                                       and

                         MERIDIAN FUNDING COMPANY, LLC,

                                  as Purchaser

                              to SECURITY AGREEMENT

                          dated as of February 25, 2002

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        AMENDMENT NO. 2, dated as of February 1, 2003 (the "Amendment"), among
AMERICREDIT MTN RECEIVABLES TRUST III (the "Debtor"), AMERICREDIT FINANCIAL SERVICES, INC., individually and in its capacity as Servicer ("AFS"), MBIA INSURANCE CORPORATION, as Insurer ("MBIA"), and MERIDIAN FUNDING COMPANY, LLC, as Purchaser ("Meridian"), to the Security Agreement dated as of February 25, 2002 (the "Security Agreement"), among the Debtor, AFS, AmeriCredit MTN Corp. III and the Chase Manhattan Bank (predecessor to JPMorgan Chase Bank), as Collateral Agent and Securities intermediary.

        WHEREAS, Section 9.2(b) of the Security Agreement permits amendment of the Security Agreement by the Debtor, AFS, MBIA and Meridian (the "Parties") upon the terms and conditions specified therein;

        WHEREAS, the Security Agreement has previously been amended by that certain Amendment No. 1, dated as of December 1, 2002, among the Parties;

        WHEREAS, the Parties wish to amend the Security Agreement.

        NOW, THEREFORE, the Parties agree that the Security Agreement is hereby amended effective as of the date hereof as follows:

        Section 1. Definitions. Each term used herein but not defined herein shall have the meaning assigned to such term in the Security Agreement.

        Section 2. Amendment to Section 5.1 (Affirmative Covenants of the Debtor and AmeriCredit).

        Section 5.1 is hereby amended by adding the following Clause (m):

                (m) Public Use of "MBIA". The Debtor and AFS agree not to use MBIA's name in any public document including, without limitation, a press release or presentation, announcement or forum without MBIA's prior consent. In the event that either of the Debtor or AFS is advised by counsel that the Debtor or AFS has a legal obligation to disclose MBIA's name in any press release, public announcement or other public document, the Debtor or AFS, whichever has been so advised, shall provide MBIA with at least three business days prior written notice of its intent to use MBIA's name together with a copy of the proposed use of MBIA's name and of any description of a transaction with MBIA and shall obtain MBIA's prior consent as to the form and substance of the proposed use of MBIA's name and any such description.

        Section 3. Amendment to Section 6.1 (Termination and Amortization
        Events).

        Clause (z) of Section 6.1 is deleted in its entirety and replaced with the following:

                (z) the ratio of AmeriCredit Corp.'s EBITDA (plus any loss provision minus net charge-offs and excluding in the calculation a one-time, non-cash impairment charge to the credit enhancement assets related to the present value

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        effect of the expected delay in receiving cash distributions from FSA insured securitization trusts) for the financial quarter ended December 31, 2002 to its Interest Expense for the financial quarter ended December 31, 2002 shall be less than 1.5x. The ratio of AmeriCredit Corp.'s EBITDA (plus any loss provision minus net charge-offs) for the financial quarter ended March 31, 2003 to its Interest Expense for the financial quarter ended March 31, 2003 shall be less than 1.8x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended June 30, 2003 shall be less than 1.0x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended September 30, 2003 or December 31, 2003 shall be less than 1.1x. The average of the ratios of AmeriCredit Corp.'s EBITDA to Interest Expense for the two most recent financial quarters ended March 31, 2004 and any two consecutive financial quarters thereafter shall be less than 1.2x; or

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                             SIGNATURE PAGE FOLLOWS]

                                        3

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        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth on the first page hereof.

                                        AMERICREDIT MTN RECEIVABLES TRUST III

                                        By:   DEUTSCHE BANK TRUST COMPANY
                                          DELAWARE, not in its individual
                                          capacity but solely as Owner Trustee
                                          on behalf of the Issuer

                                        By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                        AMERICREDIT FINANCIAL SERVICES, INC.,
                                          Individually and as Servicer,

                                        By:
                                          -------------------------------------
                                          Name:
                                          Title:

                                        MBIA INSURANCE CORPORATION,
                                          as Insurer,

                                        By
                                          -------------------------------------
                                          Name:
                                          Title:

                                        MERIDIAN FUNDING COMPANY, LLC,
                                          as Purchaser

                                        By
                                          -------------------------------------
                                          Name:
                                          Title:

Signature Page for Amendment No. 2
to the Servicing Agreement dated as of February 25, 2002